UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2011

BUFFALO WILD WINGS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-24743	31-1455913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Wayzata Boulevard, Suite 1600 Minneapolis, Minnesota	55416
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   952-593-9943

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2011 James Schmidt, 51, was appointed to the newly created position of Chief Operating Officer.  Prior to his appointment as Chief Operating Officer, Mr. Schmidt served as our General Counsel beginning in April 2002 and was appointed as Executive Vice President, General Counsel in December 2006. Mr. Schmidt has also served as our Secretary since September 2002, and he served as a director on our Board from 1994 to 2003. From 1985 to 2002, Mr. Schmidt was an attorney with the law firm of Robbins, Kelly, Patterson & Tucker. The press release announcing Mr. Schmidt’s appointment is attached as Exhibit 99.1.

Item 9.01.                                          Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description

99.1	Press Release dated January 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUFFALO WILD WINGS, INC.

	By	/s/ Emily C. Decker
Emily C. Decker, Vice President, General Counsel

Date: February 4, 2011

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
99.1	Press Release dated January 31, 2011	Filed Electronically